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                                  EXHIBIT 23.1
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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our report dated April 19, 1996 on the January 31, 1996 consolidated financial statements of the Maxim Group, Inc. (and to all references to our firm) included in this Registration Statement on Form S-4.

                                          /s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
July 18, 1996